                                                                   EXHIBIT 1

                                2,000,000 Shares

                            GENOME THERAPEUTICS CORP.

                                  Common Stock

                             UNDERWRITING AGREEMENT

                                                       _______  __, 1996

Oppenheimer & Co., Inc.
Oppenheimer Tower
World Financial Center
New York, New York 10281


Ladies and Gentlemen:

         Genome Therapeutics Corp., a Massachusetts corporation (the "Company"), proposes to sell to you (the "Underwriter") an aggregate of 2,000,000 shares (the "Firm Shares") of the Company's Common Stock, $0.10 par value (the "Common Stock"). In addition, the Company proposes to grant to the Underwriter an option to purchase up to an additional 300,000 shares (the "Option Shares") of Common Stock from it for the purpose of covering over-allotments in connection with the sale of the Firm Shares. The Firm Shares and the Option Shares are together called the "Shares."

         The Company also proposes to issue to the Underwriter the warrants referred to in Section 1(c) to purchase a number of shares of Common Stock equal to six and one-half percent (6.5%) of the total number of Shares purchased by the Underwriter hereunder.

         1. Sale and Purchase of the Shares. On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement:

              (a) The Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at $_____ per share (the "Initial Price"), an aggregate of 2,000,000 Firm Shares.
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              (b) The Company grants to the Underwriter an option to purchase all or any part of the Option Shares at the Initial Price. Such option may be exercised only to cover over-allotments in the sales of the Firm Shares by the Underwriter and may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date (as defined below), and only once thereafter within 30 days after the date of this Agreement, in each case upon written or telegraphic notice, or verbal or telephonic notice confirmed by written or telegraphic notice, by the Underwriter to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Shares Closing Date or at least two business days before the Option Shares Closing Date (as defined below), as the case may be, setting forth the number of Option Shares to be purchased and the time and date (if other than the Firm Shares Closing
         Date) of such purchase. No Option Shares shall be sold or delivered unless the Firm Shares have been or simultaneously are sold and delivered.

              (c) On the Firm Shares Closing Date and, in the event the option with respect to the Option Shares is exercised, on the Option Shares Closing Date, the Company agrees to issue to the Underwriter warrants (the "Warrants") to purchase the number of shares of Common Stock equal to six and one-half percent (6.5%) of the number of Firm Shares or Option Shares purchased by the Underwriter on such Firm Shares Closing Date or Option Shares Closing Date, as the case may be (the "Warrant Shares") at a price per Warrant Share equal to $.10. The Warrants will be exercisable at any time and from time to time on or after the first anniversary of the Firm Shares Closing Date up to the third anniversary thereof. Each Warrant shall be substantially identical to the form of Warrant filed as an exhibit to the Registration Statement (as defined below).

         2. Delivery and Payment. Delivery by the Company of the Firm Shares to the Underwriter, and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company, shall take place at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, at 10:00 a.m., Boston time, on the third business day following the date of this Agreement, or at such time on such other date, not later than 10 business days after the date of this Agreement, as shall be agreed upon by the Company and the Underwriter (such time and date of delivery and payment are called the "Firm Shares Closing Date").

         In the event the option with respect to the Option Shares is exercised, delivery by the Company of the Option Shares to the

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Underwriter and payment of the purchase price by certified or official bank check or checks payable in New York Clearing House (next day) funds to the Company shall take place at the offices of Hale and Dorr specified above at the time and on the date (which may be the same date as, but in no event shall be earlier than, the Firm Shares Closing Date) specified in the notice referred to in Section 1(b) (such time and date of delivery and payment are called the "Option Shares Closing Date"). The Firm Shares Closing Date and the Option Shares Closing Date are called, individually, a "Closing Date" and, together, the "Closing Dates."

         Certificates evidencing the Shares shall be registered in such names and shall be in such denominations as the Underwriter shall request at least two full business days before the Firm Shares Closing Date or, in the case of Option Shares, on the day of notice of exercise of the option as described in Section 1(b) and shall be made available to the Underwriter for checking and packaging, at such place as is designated by the Underwriter, on the full business day before the Firm Shares Closing Date (or the Option Shares Closing Date in the case of the Option Shares).

         3. Registration Statement and Prospectus: Public Offering. The Company has prepared in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the published rules and regulations thereunder (the "Rules") adopted by the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 33-_____), including a preliminary prospectus relating to the Shares, and has filed with the Commission the Registration Statement (as hereinafter defined) and such amendments thereof as may have been required to the date of this Agreement. Copies of such Registration Statement (including all amendments thereof), of the related preliminary prospectus, and of all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Agreement have heretofore been delivered by the Company to you. The term "preliminary prospectus" means any preliminary prospectus (as described in Rule 430 of the Rules) included at any time as a part of the Registration Statement. The Registration Statement as amended at the time and on the date it becomes effective (the "Effective Date"), including all exhibits and information, if any, deemed to be part of the Registration Statement pursuant to Rule 424(b) and Rule 430A of the Rules, is called the "Registration Statement." The term "Prospectus" means the prospectus in the form first used to confirm sales of the Shares (whether such prospectus was included in the Registration Statement at the time of effectiveness or was subsequently filed with the Commission pursuant to Rule 424(b) of the Rules). Any reference in this Agreement to the Registration Statement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (and the exhibits to such incorporated documents) pursuant

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to Item 12 of Form S-3 under the Act, as of the date of the Registration
Statement or the Prospectus, as the case may be, and any reference to any amendment or supplement to the Registration Statement or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which, upon filing, are incorporated by reference therein, as required by paragraph (b) of
Item 12 of Form S-3. As used herein, the term "Incorporated Documents" means the documents which at the time are incorporated by reference in the Registration Statement, the Prospectus, or any amendment or supplement thereto.

         The Company understands that the Underwriter proposes to make a public offering of the Shares, as set forth in and pursuant to the Prospectus, as soon after the Effective Date and the date of this Agreement as the Underwriter deems advisable. The Company hereby confirms that the Underwriter has been authorized to distribute or cause to be distributed each preliminary prospectus and is authorized to distribute the Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriter).

         4. Representations and Warranties of the Company. The Company hereby represents and warrants to the Underwriter as follows:

              (a) The Company and the transactions contemplated by this Agreement meet the requirements for using Form S-3 under the Securities Act. On the Effective Date the Registration Statement complied, and on the date of the Prospectus, on the date any post-effective amendment to the Registration Statement shall become effective, on the date any supplement or amendment to the Prospectus is filed with the Commission and on each Closing Date, the Registration Statement and the Prospectus (and any amendment thereof or supplement thereto) will comply, in all material respects, with the applicable provisions of the Securities Act and the Rules and the Exchange Act, and the rules and regulations of the Commission thereunder; the Registration Statement did not, as of the Effective Date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and on the other dates referred to above neither the Registration Statement nor the Prospectus, nor any amendment thereof or supplement thereto, will contain any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration

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         Statement or any amendment thereto or pursuant to Rule 424(a) of the
         Rules) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus as amended or supplemented complied in all material respects with the applicable provisions of the Securities Act and the Rules and did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading. Notwithstanding the foregoing, the Company makes no representation or warranty as to the last paragraph on the cover page of the Prospectus and the paragraphs with respect to stabilization and passive market making on the inside front cover page of the Prospectus. The Company acknowledges that the statements referred to in the previous sentence constitute the only information furnished in writing by the Underwriter specifically for inclusion in the Registration Statement, any preliminary prospectus or the Prospectus.

              (b) The Incorporated Documents heretofore filed, when they were filed (or, if any amendment with respect to any such document was filed, when such amendment was filed), complied, in all material respects, with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder, any further Incorporated Documents when filed will comply, in all material respects, with the applicable provisions of the Exchange Act and the rules and regulations of the Commission thereunder; no such Incorporated Document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) contained an untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and no such further Incorporated Document, when it is filed, will contain an untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

              (c) All contracts and other documents required to be filed as exhibits to the Registration Statement or to any of the Incorporated Documents have been filed with the Commission as exhibits to the Registration Statement or to the applicable Incorporated Document, as the case may be.

              (d) The consolidated financial statements of the Company (including all notes and schedules thereto) included or incorporated by reference in the Registration Statement and Prospectus present fairly the consolidated financial position, results of operations and cash flows and the


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         stockholders' equity and the other information purported to be shown therein of the Company and its subsidiaries at the respective dates and for the respective periods to which they apply; and such financial statements have been prepared in conformity with generally accepted accounting principles, consistently applied throughout the periods involved, and all adjustments necessary for a fair presentation of the results for such periods have been made; provided, however, that the interim financial statements contained in the Registration Statement and Prospectus shall be subject to normal year-end adjustments in accordance with generally accepted accounting principles.

              (e) Arthur Andersen LLP, whose reports are filed with the Commission as a part of the Registration Statement, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Rules.

              (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the Commonwealth of Massachusetts. Collaborative Securities, Inc. and Collaborative Genetics, Inc. are the only subsidiaries of the Company, neither one of which has any assets or liabilities or is actively engaged in any business. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its assets or properties (owned, leased or licensed) or the nature of its business makes such qualification necessary except for such jurisdictions where the failure to so qualify would not have a material adverse effect on the assets or properties, business, results of operations or financial condition of the Company. Except as disclosed in the Registration Statement and the Prospectus, the Company does not own, lease or license any asset or property or conduct any business outside the United States of America. The Company has all requisite corporate power and authority, and all necessary authorizations, approvals, consents, orders, licenses, certificates and permits of and from all governmental or regulatory bodies or any other person or entity, to own, lease and license its assets and properties and conduct its businesses as now being conducted and as described in the Registration Statement and the Prospectus except for such authorizations, approvals, consents, orders, material licenses, certificates and permits the failure to so obtain would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company; no such authorization, approval, consent, order, license, certificate or permit contains a materially


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         burdensome restriction other than as disclosed in the Registration
         Statement and the Prospectus; and the Company has all such corporate power and authority, and such authorizations, approvals, consents, orders, licenses, certificates and permits to enter into, deliver and perform this Agreement and to issue and sell the Shares (except as may be required under state and foreign Blue Sky laws). To the Company's knowledge, all of the properties now or formerly owned or leased by the Company or any subsidiary, all research and manufacturing operations conducted thereon (including discharges and emissions therefrom) and all research and manufacturing equipment now or formerly used at said properties, have been and are in compliance with all Federal, state, local and foreign statutes, ordinances, regulations, rules and standards concerning or relating to industrial hygiene and the protection of health, safety, welfare and the environment (collectively, "the Environmental Laws"), except to the extent that any failure to be in compliance, singly or in the aggregate, would not have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. The Company has not received notice, and does not have knowledge, of any claim, demand, investigation, regulatory action, suit or other action instituted or threatened against it or said property relating to any of the Environmental Laws.

              (g) The Company owns or possesses adequate and enforceable rights to use all patents, patent applications, trademarks, trademark applications, trade names, service marks, copyrights, copyright applications, licenses, know-how, proprietary techniques, including processes and substances, and other similar rights and proprietary knowledge (collectively, "Intangibles") necessary for the conduct of its business as described in the Registration Statement and the Prospectus. The Company has not received any notice of, and does not have any knowledge of, any infringement of or conflict with asserted rights of others with respect to any Intangibles which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. The Company is not aware of any infringement of any of the Company's Intangibles by any third party which could have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.


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              (h) The Company has good title to each of the items of personal property which are reflected in the financial statements referred to in
         Section 4(d) or are referred to in the Registration Statement and the Prospectus as being owned by it and valid and enforceable leasehold interests in each of the items of real and personal property which are referred to in the Registration Statement and the Prospectus as being leased by it, in each case free and clear of all liens, encumbrances, claims, security interests and defects, other than those described in the Registration Statement and the Prospectus and those which do not and will not have a material adverse effect upon the assets or properties, business, results of operations or financial condition of the Company.

              (i) There is no litigation or governmental or other proceeding or investigation before any court or before or by any public body or board pending or, to the Company's knowledge, threatened against, or involving the assets, properties or business of, the Company which, if determined adversely to the Company, would materially adversely affect the value or the operation of any such assets or properties or the business, results of operations, prospects or condition (financial or otherwise) of the Company.

              (j) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, prospects or condition (financial or otherwise), of the Company, whether or not arising from transactions in the ordinary course of business; (ii) the Company has not sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) and since the date of the latest balance sheet included in the Registration Statement and the Prospectus, except as reflected in the Registration Statement or the Prospectus, the Company has not (a) issued any securities or incurred any liability or obligation, direct or contingent, for borrowed money, except such liabilities or obligations incurred in the ordinary course of business, (b) entered into any transaction not in the ordinary course of business or (c) declared or paid any dividend or made any distribution on any shares of its stock or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or otherwise acquire any shares of its stock.


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              (k) There is no document or contract of a character required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement or any Incorporated Document which is not described or filed as required. Each agreement listed in the exhibits to the Registration Statement which is material to the Company's assets or properties, business, results of operations, prospects or condition (financial or otherwise) is in full force and effect and is valid and enforceable by and against the Company in accordance with its terms, assuming the due authorization, execution and delivery thereof by each of the other parties thereto. Neither the Company, nor, to the Company's knowledge, any other party is in default in the observance or performance of any term or obligation to be performed by it under any such agreement, and no event has occurred which with notice or lapse of time or both would constitute such a default, in any such case which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company. No default exists, and no event has occurred which with notice or lapse of time or both would constitute a default, in the due performance and observance of any term, covenant or condition, by the Company of any other agreement or instrument to which the Company is a party or by which it or its properties or business may be bound or affected which default or event would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

              (l) The Company is not in violation of any term or provision of its charter or by-laws or of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, where the consequences of such violation would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

              (m) Neither the execution, delivery and performance of this Agreement and the Warrants by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares and the Warrants) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under (which consent or waiver has not been previously obtained), or require any consent or waiver under, or result in the execution or imposition of any lien, charge or


                                      -9-
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         encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which it or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the charter or by-laws of the Company, except for such consents or waivers which have already been obtained and are in full force and effect.

              (n) The Company has an authorized and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the outstanding shares of Common Stock have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right. The Company has reserved and kept available for the exercise of the Warrants such number of authorized but unissued shares as are sufficient to permit the exercise in full of the Warrants. The Shares, when issued and sold pursuant to this Agreement, and the Warrant Shares, when issued and sold pursuant to the Warrants, will be duly and validly issued, fully paid and nonassessable and none of them will be issued in violation of any preemptive or other similar right. Except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and there is no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, or exercisable or exchangeable for, such stock. The Common Stock, the Shares and the Warrants conform in all material respects to all statements in relation thereto contained in the Registration Statement and the Prospectus.

              (o) No holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or, except as described below, to demand registration of any security owned by such holder during the period ending 180 days after the date of this Agreement. Each director and executive officer of the Company, and each of Biotechnology Value Fund, L.P., Investment 10 L.L.C., Biotech I Investment L.L.C., Biotech 2 Investment L.L.C., Four Partners L.P., Julian Baker (Biotechnology Value Fund, L.P., Investment 10 L.L.C., Biotech 1 Investment L.L.C., Biotech 2 Investment, L.L.C., Four Partners, L.P. and Julian Baker are referred to collectively herein as "BVF"), Grant Harshbarger, Martha S. Harshbarger and Michael
         M. Harshbarger (such directors, executive officers and other stockholders beneficially own,


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         in the aggregate, 6,131,329 shares of Common Stock) has delivered to the Underwriter his or its enforceable written agreement that he or it will not, for a period of 120 days after the date of this Agreement, offer for sale, sell, distribute, grant any option for the sale of, or otherwise dispose of, directly or indirectly, or exercise any registration rights with respect to, any shares of Common Stock (or any securities convertible into, exercisable for, or exchangeable for any shares of Common Stock) owned by him or it, without the prior written consent of the Underwriter (other than an aggregate of 400,000 shares held by BVF that may be sold during such period and a total of 65,000 shares held by Dr. Orrie Friedman, a director of the Company, which may be transferred to one or more irrevocable charitable trusts (which will have the right to sell such shares during such period)).

              (p) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement and the Warrants and the issuance and sale of the Shares, the Warrants and the Warrant Shares by the Company. This Agreement has been, and the Warrants, when paid for on the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, will be, duly and validly authorized, executed and delivered by the Company and constitute and will constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except (A) as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity or contribution under this Agreement may be limited by Federal and state securities laws or the public policy underlying such laws.

              (q) The Company is not involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened, which dispute would have a material adverse effect on the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

              (r) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described in the Registration Statement and the Prospectus.


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
              (s) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of any of the Shares.

              (t) The Company has filed all Federal, state, local and foreign tax returns which are required to be filed by it through the date hereof, or has received extensions thereof, and has paid all taxes shown on such returns and all assessments received by it to the extent that the same are material and have become due.

              (u) The Shares have been duly authorized for quotation on Nasdaq National Market.

              (v) The Company has complied with all of the requirements and filed the required forms as specified in Florida Statutes Section 517.075.

         5. Conditions of the Underwriter's Obligations. The obligation of the Underwriter to purchase the Shares are subject to each of the following terms and conditions:

              (a) The Prospectus shall have been timely filed with the Commission in accordance with Section 6(A)(a) of this Agreement.

              (b) No order preventing or suspending the use of any preliminary prospectus or the Prospectus shall have been or shall be in effect and no order suspending the effectiveness of the Registration Statement shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission, and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriter.

              (c) The representations and warranties of the Company contained in this Agreement and in the certificates delivered pursuant to Section 5(d) shall be true and correct when made and on and as of each Closing Date as if made on such date and the Company shall have performed all covenants and agreements and satisfied all the conditions contained in this Agreement required to be performed or satisfied by it at or before such Closing Date.


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
              (d) The Underwriter shall have received on each Closing Date a certificate, addressed to the Underwriter and dated such Closing Date, of the chief executive or chief operating officer and the chief financial officer or chief accounting officer of the Company to the effect that the signers of such certificate have carefully examined the Registration Statement, the Prospectus and this Agreement and that the representations and warranties of the Company in this Agreement are true and correct on and as of such Closing Date with the same effect as if made on such Closing Date and the Company has performed all covenants and agreements and satisfied all conditions contained in this Agreement required to be performed or satisfied by it at or prior to such Closing Date.

              (e) The Underwriter shall have received on the Effective Date, at the time this Agreement is executed and on each Closing Date a signed letter from Arthur Andersen LLP addressed to the Underwriter and dated, respectively, the Effective Date, the date of this Agreement and each such Closing Date, in form and substance reasonably satisfactory to the Underwriter.

              (f) The Underwriter shall have received on each Closing Date from Ropes & Gray, counsel for the Company, an opinion, addressed to the Underwriter and dated such Closing Date, and stating in effect that:

                   (i) The Company has been duly organized and is validly
              existing as a corporation in good standing with the Secretary of State under the laws of the Commonwealth of Massachusetts. The Company is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the Company owns or leases real property.

                   (ii) The Company has all requisite corporate power and
              authority to own, lease and license its assets and properties and conduct its business as described in the Registration Statement and the Prospectus; and the Company has all requisite corporate power and authority to execute, deliver and perform this Agreement and the Warrants and to issue and sell the Shares and the Warrant Shares other than those required under state and foreign Blue Sky laws.

                   (iii) The authorized and issued capital stock of the Company is as set forth in the Registration Statement and the Prospectus, except for issuances and forfeitures subsequent to the date of the information provided in the Registration Statement and Prospectus pursuant to employee stock plans and/or option or warrant agreements referred to in the Prospectus; the certificates evidencing the Shares are in due and proper legal form under Massachusetts law and have been duly authorized for issuance by the Company; all of the outstanding shares of Common Stock of the Company (including the Series B Restricted Stock) have been duly and validly authorized and have been duly and validly issued and are fully paid and nonassessable and none of them was issued in violation of any statutory preemptive right or other similar right contained in the Company's charter or by-laws or, to such counsel's knowledge, any agreement to which the Company is a party. The Warrant Shares have been duly authorized and reserved by the Company. The Shares when issued and sold pursuant to this Agreement and the Warrant Shares, when issued and sold pursuant to the Warrants, will be duly and validly issued, outstanding, fully paid and nonassessable and none of them will have been issued in violation of any statutory preemptive right or other similar right contained in the Company's charter or by-laws or, to such counsel's knowledge, any agreement to which the Company is a party. To such counsel's knowledge, except as disclosed in the Registration Statement and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and no commitment, plan or arrangement to issue, any share of stock of the Company or any security convertible into, exercisable for, or exchangeable for stock of the Company. The Common Stock, the Shares and the Warrants conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus or in any Incorporated Document.

                   (iv) To such counsel's knowledge, no holder of any security of the Company has the right to have any security owned by such holder included in the Registration Statement or, except as described in the Registration Statement, to demand registration of any security during the period ending 120 days after the Effective Date.

                   (v) All necessary corporate action has been duly and validly taken by the Company to authorize the execution, delivery and performance of this Agreement, the execution, delivery and performance of the Warrants and the issuance and sale of the Shares, the Warrants and the Warrant Shares. This Agreement has been duly and validly authorized, executed and delivered by the

              Company. The Warrants will have been duly and validly executed and delivered by the Company when paid for on the Firm Shares Closing Date or the Option Shares Closing Date, as the case may be, and when so executed and delivered will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles and (B) to the extent that rights to indemnity and contribution under such Warrants may be limited by Federal or state securities laws or the public policy underlying such laws.

                   (vi) Neither the execution, delivery and performance of this
              Agreement and the Warrants by the Company nor the consummation of any of the transactions contemplated hereby (including, without limitation, the issuance and sale by the Company of the Shares and the Warrants) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or any event which with notice or lapse of time, or both, would constitute a default) under, or require consent or waiver (which consent or waiver has not previously been obtained) under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of any agreement or instrument listed as an exhibit to the Registration Statement or violate any judgment, decree, order, statute, rule or regulation known to such counsel or violate any provision of the charter or by-laws of the Company.

                   (vii) No consent, approval, authorization, license,
              certificate, permit or order of any court or governmental agency or body is required for the execution, delivery or performance of this Agreement or the Warrants by the Company or the consummation of the transactions contemplated hereby or thereby, including without limitation the sale of the Shares and Warrant Shares, except such as have been obtained under the Securities Act and such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriter.

                   (viii) To such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company which, if determined adversely to the Company, would have a material adverse effect upon the assets or properties, business, results of operations, prospects or condition (financial or otherwise) of the Company.

                  (ix) The statements in the Prospectus under the caption "Risk
              Factors - Shares Eligible for Future Sale and Registration Rights" relating to registration rights granted by the Company, the statements in the Prospectus under the caption "Business - Collaborative Agreements - Pharmaceutical Company Collaborations", the statements in the Prospectus under the caption "Business - Collaborative Agreements - Government Collaborations" relating to the Company's Genome Sequencing Center grant/contract and ownership of intellectual property in connection with work performed pursuant to the government grants and contracts listed in the table appearing under such caption (the "Government Grant/Contract Table"), the statements in the Prospectus under the captions "Risk Factors - Patents and Proprietary Rights; Risk of Third Party Claims of Infringement" and "Business - Patents and Proprietary Technology" relating to the Company's license from Harvard College and the Company's Genome Sequencing Center grant/contract and ownership of intellectual property in connection with work performed pursuant to the government grants and contracts listed in the Government Grant/Contract Table and the description of the Company's capital stock incorporated by reference to the Company's Form 10, as amended, insofar as such statements constitute a summary of documents referred to therein or matters of law, are fair summaries in all material respects with respect to such documents and matters. To such counsel's knowledge, all contracts and other documents required to be filed as exhibits to the Registration Statement or any Incorporated Document have been so filed with the Commission.

                   (x) The Registration Statement, all preliminary prospectuses and the Prospectus and each amendment or supplement thereto (except for the financial statements and schedules and other financial and statistical data included therein, as to which such counsel need not express an opinion) comply as to form in all material respects with the requirements of the Securities Act and the Rules, and the Incorporated Documents (except for the financial statements and schedules, and other financial and statistical data included therein, as to which such counsel need not express an opinion), when they were filed with the Commission complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

                   (xi) The Registration Statement has become effective under the Securities Act, and, after due inquiry of the staff of the Commission, such counsel does not know of the issuance of any stop order suspending the effectiveness of the Registration Statement or of the institution of any proceedings for that purpose and, to such counsel's knowledge, no such proceedings are threatened or pending.

         To the extent deemed advisable by such counsel, they may rely as to matters of fact on certificates of responsible officers of the Company and public officials and on the opinions of other counsel satisfactory to the Underwriter as to matters which are governed by laws other than the laws of the Commonwealth of Massachusetts and the Federal laws of the United States; provided that such counsel shall state that in their opinion the Underwriter and they are justified in relying on such other opinions. Copies of such certificates and other opinions shall be furnished to the Underwriter and counsel for the Underwriter.

         In addition, such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the Underwriter and representatives of the independent certified public accountants of the Company, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Prospectus (except as specified in the foregoing opinion), on the basis of the foregoing, such counsel has no reason to believe that the Registration Statement at the time it became effective (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need express no belief) contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus as amended or supplemented (except with respect to the financial statements and notes and schedules thereto and other financial data, as to which such counsel need make no statement) on the date thereof contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (g) The Underwriter shall have received on each Closing Date from Lahive & Cockfield, patent counsel for the Company, an opinion addressed to the Underwriter and dated such Closing Date (which opinion will not extend to the patents and patent applications licensed by the Company from Harvard College referenced in the Prospectus), to the effect that such counsel is familiar with the technology used by the Company in its business and has read the portions of the Registration Statement and the Prospectus headed: "Risk Factors - Patents and Proprietary Rights; Risk of Third Party Claims of Infringement" and "Business - Patents and Proprietary Technology" (collectively, the "Technology Portion"), such counsel consents to being named as an "Expert" in the Registration Statement, and;

              (i) such counsel has no knowledge of any facts which would preclude the Company from having clear title to the Company's patent applications referenced in the Technology Portion. To such counsel's knowledge, the Company does not lack and will not be unable to obtain any rights or licenses to use any patent or know-how necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Prospectus. To such counsel's knowledge, the Company has not received any notice of infringement or of conflict with asserted rights of others with respect to any patents, patent applications and proprietary knowledge which could result in any material adverse effect upon the Company. Such counsel is not aware of any patents of others which are infringed by specific processes of the Company referred to in the Prospectus in such manner as to materially and adversely affect the Company.

              (ii) to such counsel's knowledge, there are no legal or governmental proceedings pending relating to trade secrets or other proprietary information or materials of the Company, other than review of pending applications for patents, and to such counsel's knowledge no such proceedings are threatened or contemplated by governmental authorities or others; and

              (iii) the statements under the captions "Risk Factors - Patents and Proprietary Rights; Risk of Third Party Claims of Infringement" and "Business - Patents and Proprietary Technology", insofar as such statements constitute a summary of documents referred to therein or matters of law (other than the statements therein concerning the Company's government contracts and grants, as to which such counsel need not express an opinion), are accurate summaries and fairly and correctly present, in all material respects, the information called for with respect to such documents and matters; provided, however, that such counsel may rely on representations of the Company with respect to the factual matters contained in such statements, and provided that such counsel shall state that nothing has come to the attention of such counsel which leads them to believe that such representations are not true and correct in all material respects.

         (h) All proceedings taken in connection with the sale of the Firm Shares and the Option Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Underwriter and its counsel and the Underwriter shall have received from Hale and Dorr a favorable opinion, addressed to the Underwriter and dated such Closing Date, with respect to the Shares, the Registration Statement and the Prospectus, and such other related matters, as the Underwriter may reasonably request, and the Company shall have furnished to Hale and Dorr such documents as they may reasonably request for the purpose of enabling them to pass upon such matters.

         (i) The Underwriter shall have received on each Closing Date a certificate, addressed to the Underwriter, and dated such Closing Date, of an executive officer of the Company to the effect that the signer of such certificate has reviewed and understands the provisions of Section 517.075 of the Florida Statutes, and represents that the Company has complied, and at all times will comply, with all provisions of Section 517.075 and further, that as of such Closing Date, neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba.

         6. Covenants of the Company. (A) The Company covenants and agrees as follows:

              (a) The Company shall prepare the Prospectus in a form approved by the Underwriter and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act, and shall promptly advise the Underwriter (i) when any amendment to the Registration Statement shall have become effective, (ii) of any request by the Commission for any amendment of the Registration Statement or the Prospectus or for any additional information, (iii) of the prevention or suspension of the use of any preliminary prospectus or the Prospectus or of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company shall not file any amendment of the Registration Statement or supplement to the Prospectus or any document that upon filing becomes an Incorporated Document unless the Company has furnished the Underwriter a copy for its review prior to filing and shall not file any such proposed amendment or supplement or document to which the Underwriter reasonably objects. The Company shall use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

              (b) If, at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act and the Rules, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Prospectus (or to file under the Exchange Act any document which, upon filing, becomes an Incorporated Document) to comply with the Securities Act or the Rules, the Company promptly shall prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
         Section 6(A), an amendment or supplement (or document) which shall correct such statement or omission or an amendment which shall effect such compliance.

              (c) The Company shall make generally available to its security holders and to the Underwriter as soon as practicable, but not later than 45 days after the end of the 12-month period beginning at the end of the fiscal quarter of the Company during which the Effective Date occurs (or 90 days if such 12-month period coincides with the Company's fiscal year), an earning statement (which need not be audited) of the Company, covering such 12-month period, which shall satisfy the provisions of Section 11(a) of the Securities Act or Rule 158 of the Rules.

              (d) The Company shall furnish to the Underwriter and counsel for the Underwriter, without charge, signed copies of the Registration Statement (including all exhibits thereto and amendments thereof), such number of Incorporated Documents (including all exhibits thereto and amendments thereof) as the Underwriter may request and, so long as delivery of a prospectus by an underwriter or dealer may be required by the Securities Act or the Rules, as many copies of any preliminary prospectus and the Prospectus and any amendments thereof and supplements thereto as the Underwriter may reasonably request.

              (e) The Company shall cooperate with the Underwriter and its counsel in endeavoring to qualify the Shares for offer and sale under the laws of such jurisdictions as the Underwriter may designate and shall maintain such qualifications in effect so long as required for the distribution of the Shares; provided, however, that the Company shall not be required in connection therewith, as a condition thereof, to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or subject itself to taxation as doing business in any jurisdiction.

              (f) For a period of five years after the date of this Agreement, the Company shall supply to the Underwriter, upon request, copies of such financial statements and other periodic and special reports as the Company may from time to time distribute generally to the holders of any class of its capital stock and to furnish to the Underwriter, upon request, a copy of each annual or other report it shall be required to file with the Commission (including the Report on Form SR required by Rule 463 of the Rules).

              (g) Without the prior written consent of the Underwriter, for a period of 180 days after the date of this Agreement, the Company shall not issue, sell or register with the Commission for its own account (other than on Form S-8 or on any successor form), or otherwise dispose of, directly or indirectly, any equity securities of the Company (or any securities convertible into or exercisable or exchangeable for equity securities of the Company), except for the issuance of the Shares pursuant to the Registration Statement, the issuance of the Warrants pursuant to this Agreement and the issuance of securities pursuant to the employee stock plans or otherwise to employees, directors or consultants, and/or option or warrant agreements described in the Prospectus.

              (h) On or before completion of this offering, the Company shall make all filings required under applicable securities laws and by the Nasdaq National Market (including any required registration under the Exchange Act).

         (B) The Company agrees to pay, or reimburse if paid by the Underwriter, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the public offering of the Shares and the performance of the obligations of the Company under this Agreement including those relating to: (i) the preparation, printing, filing and distribution of the Registration Statement including all exhibits thereto, each preliminary prospectus, the Prospectus, the Incorporated Documents, all amendments and supplements to the Registration Statement and the Prospectus, and the printing, filing and distribution of this Agreement; (ii) the preparation and delivery of certificates for the Shares and the Warrants to the Underwriter; (iii) the registration or qualification of the Shares for offer and sale under the securities or Blue Sky laws of the various jurisdictions referred to in Section 6(A)(e), including the reasonable fees and disbursements of counsel for the Underwriter (which shall not be included in determining the dollar amount limitation in clause (ix) below) in connection with such registration and qualification and the preparation, distribution and shipment of preliminary and supplementary Blue Sky memoranda; (iv) the furnishing (including costs of shipping and mailing) to the Underwriter of copies of each preliminary prospectus, the Prospectus and all amendments or supplements to the Prospectus, and of the several documents required by this Section to be so furnished, as may be reasonably requested for use in connection with the offering and sale of the Shares by the Underwriter; (v) the filing fees of the National Association of Securities Dealers, Inc. in connection with its review of the terms of the public offering; (vi) the furnishing (including costs of shipping and mailing) to the Underwriter of copies of all reports and information required by Section 6(A)(f); (vii) inclusion of the Shares for quotation on the Nasdaq National Market; (viii) all transfer taxes, if any, with respect to the sale and delivery of the Shares by the Company to the Underwriter; and (ix) all reasonable out-of-pocket fees and expenses of the Underwriter in connection with the transaction contemplated hereunder, including, but not limited to, the fees (up to $75,000) and disbursements of counsel for the Underwriter. Subject to the provisions of Section 9, the Underwriter agrees to pay, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Underwriter under this Agreement not payable by the Company pursuant to the preceding sentence.

         7.   Indemnification.

              (a) The Company agrees to indemnify and hold harmless the Underwriter and each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement or the Prospectus or any amendment thereof or supplement thereto (or in any Incorporated Document), or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of the Underwriter (or any person controlling such Underwriter) on account of any losses, claims, damages or liabilities arising from the sale of the Shares to any person by the Underwriter if such untrue statement or omission or alleged untrue statement or omission was made in such preliminary prospectus, the Registration Statement or the Prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by the Underwriter specifically for use therein; and provided further, that the Company shall not be liable to the Underwriter with respect to any preliminary prospectus or any preliminary prospectus supplement, to the extent that any such loss, claim, damage or liability of the Underwriter results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus, which untrue statement or omission was corrected in the Prospectus, if the Company shall sustain the burden of proving that (i) the Underwriter sold Shares to the person alleging such loss, claim, damage or liability without sending or giving or making available electronically, at or prior to the written confirmation of such sale, a copy of the Prospectus to such person, (ii) delivery of a Prospectus was required under the Securities Act, and (iii) the Company delivered to the Underwriter copies of such Prospectus in such quantities as it shall have reasonably requested. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

              (b) The Underwriter agrees to indemnify and hold harmless the Company, each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the

         Company, and each officer of the Company who signs the Registration Statement, to the same extent as the foregoing indemnity from the Company to the Underwriter, but only insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in any preliminary prospectus, the Registration Statement or the Prospectus, or any amendment thereof or supplement thereto, contained in the last paragraph of the cover page of the Prospectus and in the paragraphs relating to stabilization and passive market making on the inside front cover page of the Prospectus; provided, however, that the obligation of the Underwriter to indemnify the Company (including any controlling person, director or officer thereof) shall be limited to the net proceeds received by the Company from the Underwriter.

              (c) Any party that proposes to assert the right to be indemnified under this Section will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 7(a) or 7(b) shall be available to any party who shall fail to give notice as provided in this Section 7(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution or otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnifying party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

              (d) The Underwriter confirms that the statements with respect to the public offering of the Shares by the Underwriter contained in the last paragraph of the cover page of the Prospectus and in the paragraphs relating to stabilization and passive market making on the inside front cover page of the Prospectus are correct.

         8. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in
Section 7(a) is due in accordance with its terms but for any reason is held to be unavailable from the Company, the Company and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting any contribution received by the Company from any person other than the Underwriter, such as persons who control the Company within the meaning of the Securities Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution) to which the Company and the Underwriter may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriter on the other from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 7 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Underwriter shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts but before deducting expenses) received by the Company, as set forth in the table on the cover page of the Prospectus, bear to (y) the underwriting discounts received by the Underwriter, as set forth in the table on the cover page of the Prospectus. The relative fault of the Company or the Underwriter shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact related to information supplied by the Company or the Underwriter and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriter agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 8, (i) in no case shall the Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriter hereunder, and (ii) the Company shall be liable and responsible for any amount in excess of such underwriting discount; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person, if any, who controls the Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as the Underwriter, and each person, if any, who controls the Company within the meaning of the Section 15 of the Securities Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) in the immediately preceding sentence of this Section 8. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section, notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this Section. No party shall be liable for contribution, with respect to any action, suit, proceeding or claim settled without its written consent.

         9. Termination. This Agreement may be terminated with respect to the Shares to be purchased on a Closing Date by the Underwriter by notifying the Company at any time

              (a) in the absolute discretion of the Underwriter at or before any Closing Date: (i) if on or prior to such date, any domestic or international event or act or occurrence has materially disrupted the securities markets in the United States; (ii) if there has occurred any new outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Underwriter, inadvisable to proceed with the offering; (iii) if there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Underwriter, inadvisable or impracticable to market the Shares;
         (iv) if trading in the Shares has been suspended by the Commission or trading generally on the New York Stock Exchange, Inc., on the American Stock Exchange, Inc. or on the Nasdaq National Market has been suspended or limited, or minimum or maximum ranges for prices for securities shall have been fixed, or maximum ranges for prices for securities have been required, by said exchanges or by order of the Commission, the National Association of Securities Dealers, Inc., or any other governmental or regulatory authority; or (v) if a banking moratorium has been declared by any state or Federal authority, or

              (b) at or before any Closing Date, that any of the conditions specified in Section 5 shall not have been fulfilled when and as required by this Agreement.

         If this Agreement is terminated pursuant to any of its provisions, the Company shall not be under any liability to the Underwriter, and the Underwriter shall not be under any liability to the Company, except as provided in the first paragraph of Section 10 of this Agreement.

         10. Miscellaneous. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriter set forth in or made pursuant to this Agreement shall remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter or the Company or any of the officers, directors or controlling persons referred to in Sections 7 and 8 hereof, and shall survive delivery of and payment for the Shares. The provisions of Sections 6(B), 7, 8 and 9 shall survive the termination or cancellation of this Agreement.

         This Agreement has been and is made for the benefit of the Underwriter and the Company and their respective successors and assigns, and, to the extent expressed herein, for the benefit of persons controlling the Underwriter, or the Company, and directors and officers of the Company, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include any purchaser of Shares from the Underwriter merely because of such purchase.

         All notices and communications hereunder shall be in writing and mailed or delivered or by telephone or telegraph if subsequently confirmed in writing,
(a) if to the Underwriter, to it at Oppenheimer Tower, World Financial Center, New York, New York 10281 Attention: Peter J. Crowley, and (b) if to the Company, to its agent for service as such agent's address appears on the cover page of the Registration Statement.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflict of laws.

         This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

         Please confirm that the foregoing correctly sets forth the agreement among us.

                                      Very truly yours,

                                      GENOME THERAPEUTICS CORP.


                                      By
                                         -------------------------
                                         Name: Robert J. Hennessey
                                         Title: President



Confirmed:

OPPENHEIMER & CO., INC.

By:
    ------------------------
    Name:  Peter J. Crowley
    Title: Managing Director